Exhibit 10.10

App Store Review Guidelines

Introduction

We’re thrilled that you want to invest your talents and time to develop applications for i0S. It has been a rewarding experience - both professionally and financially - for tens of thousands of developers and we want to help you join this successful group. This is the first time we have published our App Store Review Guidelines. We hope they will help you steer clear of issues as you develop your app, so that it speeds through the approval process when you submit it.

We view Apps different than books or songs, which we do not curate. If you want to criticize a religion, write a book. If you want to describe sex, write a book or a song, or create a medical app. It can get complicated, but we have decided to not allow certain kinds of content in the App Store. It may help to keep some of our broader themes in mind:

•	We have lots of kids downloading lots of apps, and parental controls don’t work unless the parents set them up (many don’t). So know that we’re keeping an eye out for the kids.

•	We have over 250,000 apps in the App Store. We don’t need any more Fart apps. If your app doesn’t do something useful or provide some form of lasting entertainment, it may not be accepted.

•

If your App looks like it was cobbled together in a few days, or you’re trying to get your first practice App into the store to impress your friends, please brace yourself for rejection. We have lots of serious developers who don’t want their quality Apps to be surrounded by amateur hour.

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We will reject Apps for any content or behavior that we believe is over the line. What line, you ask? Well, as a Supreme Court Justice once said, “I’ll know it when I see it”. And we think that you will also know it when you cross it.

•	If your app is rejected, we have a Review Board that you can appeal to. If you run to the press and trash us, it never helps.

•	This is a living document, and new apps presenting new questions may result in new rules at any time. Perhaps your app will trigger this.

Lastly, we love this stuff too, and honor what you do. We’re really trying our best to create the best platform in the world for you to express your talents and make a living too. If it sounds like we’re control freaks, well, maybe it’s because we’re so committed to our users and making sure they have a quality experience with our products. Just like almost all of you are too.

Table of Contents

1.	Terms and conditions
2.	Functionality
3.	Metadata, ratings and rankings
4.	Location
5.	Push notifications
6.	Game Center
7.	iAds
8.	Trademarks and trade dress
9.	Media content
10.	User interface
11.	Purchasing and currencies
12.	Scraping and aggregation
13.	Damage to device
14.	Personal attacks
15.	Violence
16.	Objectionable content
17.	Privacy
18.	Pornography
19.	Religion, culture, and ethnicity
20.	Contests, sweepstakes, lotteries, and raffles
21.	Charities and contributions
22.	Legal requirements

1.	Terms and conditions

1.1	As a developer of applications for the App Store you are bound by the terms of the Program License Agreement (PLA), Human Interface Guidelines (HIG), and any other licenses or contracts between you and Apple. The following rules and examples are intended to assist you in gaining acceptance for your app in the App Store, not to amend or remove provisions from any other agreement.

2.	Functionality

2.1	Apps that crash will be rejected

2.2	Apps that exhibit bugs will be rejected

2.3	Apps that do not perform as advertised by the developer will be rejected

2.4	Apps that include undocumented or hidden features inconsistent with the description of the app will be rejected

2.5	Apps that use non-public APIs will be rejected

2.6	Apps that read or write data outside its designated container area will be rejected

2.7	Apps that download code in any way or form will be rejected

2.8	Apps that install or launch other executable code will be rejected

2.9	Apps that are “beta”, “demo”, “trial”, or “test” versions will be rejected

2.10	iPhone apps must also run on iPad without modification, at iPhone resolution, and at 2X iPhone 3GS resolution

2.11	Apps that duplicate apps already in the App Store may be rejected, particularly if there are many of them

2.12	Apps that are not very useful or do not provide any lasting entertainment value may be rejected

2.13	Apps that are primarily marketing materials or advertisements will be rejected

2.14	Apps that are intended to provide trick or fake functionality that are not clearly marked as such will be rejected

2.15	Apps larger than 20MB in size will not download over cellular networks (this is automatically prohibited by the App Store)

2.16	Multitasking apps may only use background services for their intended purposes: VoIP, audio playback, location, task completion, local notifications, etc.

2.17	Apps that browse the web must use the iOS WebKit framework and WebKit Javascript

2.18	Apps that encourage excessive consumption of alcohol or illegal substances, or encourage minors to consume alcohol or smoke cigarettes, will be rejected

2.19	Apps that provide incorrect diagnostic or other inaccurate device data will be rejected

2.20	Developers “spamming” the App Store with many versions of similar apps will be removed from the iOS Developer Program

3.	Metadata (name, descriptions, ratings, rankings, etc.)

3.1	Apps with metadata that mentions the name of any other mobile platform will be rejected

3.2	Apps with placeholder text will be rejected

3.3	Apps with descriptions not relevant to the application content and functionality will be rejected

3.4	App names in iTunes Connect and as displayed on a device should be similar, so as not to cause confusion

3.5	Small and large app icons should be similar, so as to not to cause confusion

3.6	Apps with app icons and screenshots that do not adhere to the 4+ age rating will be rejected

3.7	Apps with Category and Genre selections that are not appropriate for the app content will be rejected

3.8	Developers are responsible for assigning appropriate ratings to their apps. Inappropriate ratings may be changed by Apple

3.9	Developers are responsible for assigning appropriate keywords for their apps. Inappropriate keywords may be changed/deleted by Apple

3.10	Developers who attempt to manipulate or cheat the user reviews or chart ranking in the App Store with fake or paid reviews, or any other inappropriate methods will be removed from the iOS Developer Program

4.	Location

4.1	Apps that do not notify and obtain user consent before collecting, transmitting, or using location data will be rejected

4.2	Apps that use location-based APIs for automatic or autonomous control of vehicles, aircraft, or other devices will be rejected

4.3	Apps that use location-based APIs for dispatch, fleet management, or emergency services will be rejected

5.	Push notifications

5.1	Apps that provide Push Notifications without using the Apple Push Notification (APN) API will be rejected

5.2	Apps that use the APN service without obtaining a Push Application ID from Apple will be rejected

5.3	Apps that send Push Notifications without first obtaining user consent will be rejected

5.4	Apps that send sensitive personal or confidential information using Push Notifications will be rejected

5.5	Apps that use Push Notifications to send unsolicited messages, or for the purpose of phishing or spamming will be rejected

5.6	Apps cannot use Push Notifications to send advertising, promotions, or direct marketing of any kind

5.7	Apps cannot charge users for use of Push Notifications

5.8	Apps that excessively use the network capacity or bandwidth of the APN service or unduly burden a device with Push Notifications will be rejected

5.9	Apps that transmit viruses, files, computer code, or programs that may harm or disrupt the normal operation of the APN service will be rejected

6.	Game Center

6.1	Apps that display any Player ID to end users or any third party will be rejected

6.2	Apps that use Player IDs for any use other than as approved by the Game Center terms will be rejected

6.3	Developers that attempt to reverse lookup, trace, relate, associate, mine, harvest, or otherwise exploit Player IDs, alias, or other information obtained through the Game Center will be removed from the iOS Developer Program

6.4	Game Center information, such as Leaderboard scores, may only be used in apps approved for use with the Game Center

6.5	Apps that use Game Center service to send unsolicited messages, or for the purpose of phishing or spamming will be rejected

6.6	Apps that excessively use the network capacity or bandwidth of the Game Center will be rejected

6.7	Apps that transmit viruses, files, computer code, or programs that may harm or disrupt the normal operation of the Game Center service will be rejected

7.	iAds

7.1	Apps that artificially increase the number of impressions or click-throughs of ads will be rejected

7.2	Apps that contain empty iAd banners will be rejected

7.3	Apps that are designed predominantly for the display of ads will be rejected

8.	Trademarks and trade dress

8.1	Apps must comply with all terms and conditions explained in the Guidelines for using Apple Trademark and Copyrights and the Apple Trademark List

8.2	Apps that suggest or infer that Apple is a source or supplier of the app, or that Apple endorses any particular representation regarding quality or functionality will be rejected

8.3	Apps which appear confusingly similar to an existing Apple product or advertising theme will be rejected

8.4	Apps that misspell Apple product names in their app name (i.e., GPS for Iphone, iTunz) will be rejected

8.5	Use of protected 3rd party material (trademarks, copyrights, trade secrets, otherwise proprietary content) requires a documented rights check which must be provided upon request

8.6	Google Maps and Google Earth images obtained via the Google Maps API can be used within an application if all brand features of the original content remain unaltered and fully visible. Apps that cover up or modify the Google logo or copyright holders identification will be rejected

9.	Media content

9.1	Apps that do not use the MediaPlayer framework to access media in the Music Library will be rejected

9.2	App user interfaces that mimic any iPod interface will be rejected

9.3	Audio streaming content over a cellular network may not use more than 5MB over 5 minutes

9.4	Video streaming content over a cellular network longer than 10 minutes must use HTTP Live Streaming and include a baseline 64 kbps audio-only HTTP Live stream

10.	User interface

10.1	Apps must comply with all terms and conditions explained in the Apple iPhone Human Interface Guidelines and the Apple iPad Human Interface Guidelines

10.2	Apps that look similar to apps bundled on the iPhone, including the App Store, iTunes Store, and iBookstore, will be rejected

10.3	Apps that do not use system provided items, such as buttons and icons, correctly and as described in the Apple iPhone Human Interface Guidelines and the Apple iPad Human Interface Guidelines may be rejected

10.4	Apps that create alternate desktop/home screen environments or simulate multi-app widget experiences will be rejected

10.5	Apps that alter the functions of standard switches, such as the Volume Up/Down and Ring/Silent switches, will be rejected

10.6	Apple and our customers place a high value on simple, refined, creative, well thought through interfaces. They take more work but are worth it. Apple sets a high bar. If your user interface is complex or less than very good it may be rejected

11.	Purchasing and currencies

11.1	Apps that unlock or enable additional features or functionality with mechanisms other than the App Store will be rejected

11.2	Apps utilizing a system other than the In App Purchase API (IAP) to purchase content, functionality, or services in an app will be rejected

11.3	Apps using IAP to purchase physical goods or goods and services used outside of the application will be rejected

11.4	Apps that use IAP to purchase credits or other currencies must consume those credits within the application

11.5	Apps that use IAP to purchase credits or other currencies that expire will be rejected

11.6	Content subscriptions using IAP must last a minimum of 30 days and be available to the user from all of their iOS devices

11.7	Apps that use IAP to purchase items must assign the correct Purchasability type

11.8	Apps that use IAP to purchase access to built-in capabilities provided by i0S, such as the camera or the gyroscope, will be rejected

11.9	Apps containing “rental” content or services that expire after a limited time will be rejected

11.10	Insurance applications must be free, in legal-compliance in the regions distributed, and cannot use IAP

11.11	In general, the more expensive your app, the more thoroughly we will review it

12.	Scraping and aggregation

12.1	Applications that scrape any information from Apple sites (for example from apple.com, iTunes Store, App Store, iTunes Connect, Apple Developer Programs, etc.) or create rankings using content from Apple sites and services will be rejected

12.2	Applications may use approved Apple RSS feeds such as the iTunes Store RSS feed

12.3	Apps that are simply web clippings, content aggregators, or a collection of links, may be rejected

13.	Damage to device

13.1	Apps that encourage users to use an Apple Device in a way that may cause damage to the device will be rejected

13.2	Apps that rapidly drain the device’s battery or generate excessive heat will be rejected

14.	Personal attacks

14.1	Any app that is defamatory, offensive, mean-spirited, or likely to place the targeted individual or group in harms way will be rejected

14.2	Professional political satirists and humorists are exempt from the ban on offensive or mean-spirited commentary

15.	Violence

15.1	Apps portraying realistic images of people or animals being killed or maimed, shot, stabbed, tortured or injured will be rejected

15.2	Apps that depict violence or abuse of children will be rejected

15.3	“Enemies” within the context of a game cannot solely target a specific race, culture, a real government or corporation, or any other real entity

15.4	Apps involving realistic depictions of weapons in such a way as to encourage illegal or reckless use of such weapons will be rejected

15.5	Apps that include games of Russian roulette will be rejected

16.	Objectionable content

16.1	Apps that present excessively objectionable or crude content will be rejected

16.2	Apps that are primarily designed to upset or disgust users will be rejected

17.	Privacy

17.1	Apps cannot transmit data about a user without obtaining the user’s prior permission and providing the user with access to information about how and where the data will be used

17.2	Apps that require users to share personal information, such as email address and date of birth, in order to function will be rejected

17.3	Apps that target minors for data collection will be rejected

18.	Pornography

18.1	Apps containing pornographic material, defined by Webster’s Dictionary as “explicit descriptions or displays of sexual organs or activities intended to stimulate erotic rather than aesthetic or emotional feelings”, will be rejected

18.2	Apps that contain user generated content that is frequently pornographic (ex “Chat Roulette” apps) will be rejected

19.	Religion, culture, and ethnicity

19.1	Apps containing references or commentary about a religious, cultural or ethnic group that are defamatory, offensive, mean-spirited or likely to expose the targeted group to harm or violence will be rejected

19.2	Apps may contain or quote religious text provided the quotes or translations are accurate and not misleading. Commentary should be educational or informative rather than inflammatory

20.	Contests, sweepstakes, lotteries, and raffles

20.1	Sweepstakes and contests must be sponsored by the developer/company of the app

20.2	Official rules for sweepstakes and contests, must be presented in the app and make it clear that Apple is not a sponsor or involved in the activity in any manner

20.3	It must be permissible by law for the developer to run a lottery app, and a lottery app must have all of the following characteristics: consideration, chance, and a prize

20.4	Apps that allow a user to directly purchase a lottery or raffle ticket in the app will be rejected

21.	Charities and contributions

21.1	Apps that include the ability to make donations to recognized charitable organizations must be free

21.2	The collection of donations must be done via a web site in Safari or an SMS

22.	Legal requirements

22.1	Apps must comply with all legal requirements in any location where they are made available to users. It is the developer’s obligation to understand and conform to all local laws

22.2	Apps that contain false, fraudulent or misleading representations will be rejected

22.3	Apps that solicit, promote, or encourage criminal or clearly reckless behavior will be rejected

22.4	Apps that enable illegal file sharing will be rejected

22.5	Apps that are designed for use as illegal gambling aids, including card counters, will be rejected

22.6	Apps that enable anonymous or prank phone calls or SMS/MMS messaging will be rejected

22.7	Developers who create apps that surreptitiously attempt to discover user passwords or other private user data will be removed from the iOS Developer Program

Living document

This document represents our best efforts to share how we review apps submitted to the App Store, and we hope it is a helpful guide as you develop and submit your apps. It is a living document that will evolve as we are presented with new apps and situations, and we’ll update it periodically to reflect these changes.

Thank you for developing for i0S. Even though this document is a formidable list of what not to do, please also keep in mind the much shorter list of what you must do. Above all else, join us in trying to surprise and delight users. Show them their world in innovative ways, and let them interact with it like never before. In our experience, users really respond to polish, both in functionality and user interface. Go the extra mile. Give them more than they expect. And take them places where they have never been before. We are ready to help.

© Apple, 2010